ACCOUNTS PAYABLE AND ACCRUED EXPENSES	12 Months Ended
Jun. 30, 2023
Payables and Accruals [Abstract]
ACCOUNTS PAYABLE AND ACCRUED EXPENSES

NOTE 9. ACCOUNTS PAYABLE AND ACCRUED EXPENSES

Accounts payable and accrued expenses consist of the following:

	June 30, 2023	June 30, 2022
Accounts and other payables	$1,196,222	$715,902
Accruals	777,086	909,187
Deferred consideration*	208,500	—
Other	428,220	—
Total	$2,610,028	$1,625,089

*	Deferred consideration relates to the fair value of $208,500 in relation to 500,000 Series C Preferred Stock that are being held back from the IFP Sellers for one year after the IFP Acquisition date to secure potential indemnification claims by the Company against the IFP Sellers. See Note 5 for further details of the IFP Acquisition.